SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER ____

These Sale Agreement Master Securitization Terms Number ____ (“Master Sale Terms”) dated as of __________, 20__ among Wells Fargo Student Loans Receivables I, LLC (the “Seller”), Wells Fargo Student Loan Trust 20__-_ (the “Purchaser”) and [Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Seller under the Interim Eligible Lender Trust Agreement dated as of __________, 20__ between the Seller and the Interim Eligible Lender Trustee, and [Eligible Lender Trustee], not in its individual capacity but solely as Eligible Lender Trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser under the Eligible Lender Trust Agreement dated as of __________, 20__, between the Purchaser and the Eligible Lender Trustee, shall be effective upon execution by the parties hereto.  References to the Seller herein mean the Interim Eligible Lender Trustee, and references to the Purchaser mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

WHEREAS, the Seller is the beneficial owner of certain student loans guaranteed under the Higher Education Act, legal title to which student loans is held by the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller;

WHEREAS, legal title to such Loans is vested in the Interim Eligible Lender Trustee, as Trustee for the benefit of and on behalf of the Seller as the sole beneficiary;

WHEREAS, the Seller may desire to sell its interest in such Loans from time to time and the Purchaser may desire to purchase such Loans from the Seller;

WHEREAS, from time to time, the Seller may substitute loans in accordance with these Master Sale Terms; and

WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such Loans on behalf of the Purchaser.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.

TERMS

These Master Sale Terms establish the terms under which the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) may sell and the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in each Sale Agreement as the parties may execute from time to time pursuant to these Master Sale Terms.  Each such Sale Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among the Seller, the Purchaser, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller, and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser with respect to the Loans covered by the terms of such Sale Agreement for all purposes.  If the terms of a Sale Agreement conflict with the terms of these Master Sale Terms, the terms of such Sale Agreement shall supersede and govern.

SECTION 2.

DEFINITIONS

Capitalized terms used but not otherwise defined herein, including in the related Sale Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of __________, 20__, among the Eligible Lender Trustee for the benefit of and on behalf of the Trust, the Trust and the Indenture Trustee, as may be amended or supplemented from time to time.

For purposes hereof:

(A)

“Account” means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

(B)

“Bill of Sale” means each document, in the form of Attachment B hereto, executed by an authorized officer of the Seller, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller, the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser which shall:  (i) set forth the Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller and accepted for purchase by the Purchaser (legal title to which shall be held by the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), (ii) sell, assign and convey to the Purchaser and its assignees, all right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) and interest of the Seller and of the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller in the Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by the Seller pursuant to Sections 5(A) and (B) of these Master Sale Terms are true and correct.

(C)

“Borrower” means the obligor on a Loan.

(D)

“Consolidation Loan” means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

(E)

“Cutoff Date” means the Payment Cutoff Date, and with respect to substitutions hereunder, a date agreed to by the Seller and the Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

(F)

“Delinquent” means, for any Loan, the period in which any payment of principal or interest due on such Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

(G)

“Eligible Loan” means a Loan offered for sale by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller under the Sale Agreement, dated as of the Closing Date, or substituted by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller under any other Sale Agreement entered into after the Closing Date, which as of the Cutoff Date or, in the case of a Sale Agreement entered into after the Closing Date, as of the related Purchase Date, is no more Delinquent than permitted under such Sale Agreement in payment of principal or interest and which meets the following criteria as of the Cutoff Date or in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date, as of the applicable Purchase Date:

(i)

is a Consolidation Loan;

(ii)

is owned by the Seller and is fully disbursed;

(iii)

is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan, and such Guarantor is, in turn, reinsured by the Department of Education in accordance with the Higher Education Act;

(iv)

bears interest at a stated rate of not more than the maximum rate permitted under the Higher Education Act for such Loan;

(v)

is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

(vi)

if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii)

is current or no payment of principal or interest shall be more than 210 days Delinquent;

(viii)

the last disbursement was before the Cutoff Date or in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date, as of the applicable Purchase Date;

(ix)

contains terms in accordance with those required by the FFELP, the applicable Guarantee Agreement and other applicable requirements;

(x)

does not have a borrower who is noted in the related records of the Servicer as being currently involved in a bankruptcy proceeding; and

(xi)

is supported by the following documentation:

1.

loan application, and any supplement thereto,

2.

original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

3.

evidence of guarantee,

4.

any other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

5.

if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date or, in the case of any Loan substituted pursuant to these Master Sale Terms, as of the related Purchase Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.

if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.

if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.

if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

9.

if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

10.

if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

(H)

“Initial Payment” means the dollar amount specified as the "Initial Payment" in the applicable Sale Agreement.

(I)

“Loan” means the Eligible Loans evidenced by the Note sold on the Closing Date, or the Eligible Loans evidenced by the Note purchased or substituted on the related Purchase Date in the case of any Loans purchased or substituted pursuant to these Master Sale Terms after the Closing Date, pursuant to the related Sale Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(J)

“Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereon as of the Cutoff Date or as of the related Purchase Date in the case of any Loan substituted pursuant to these Master Sale Terms after the Closing Date.

(K)

“Master Purchase Terms” means the Purchase Agreement Master Securitization Terms Number ____ dated __________, 20__, among Wells Fargo Bank, N.A., as seller, Wells Fargo Student Loans Receivables I, LLC, as purchaser, and [Interim Eligible Lender Trustee], as interim eligible lender trustee for the benefit of and on behalf of the seller.

(L)

“Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

(M)

“Payment Cutoff Date” means the Closing Date or, in the case of the Loans substituted pursuant to these Master Sale Terms after the Closing Date, the related Purchase Date as specified in the related Sale Agreement.

(N)

 “Principal Balance” means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any).

(O)

“Purchase Date” means with respect to any purchase or substitution of Loans, the date of the related Bill of Sale.

(P)

“Purchase Price” means the Initial Payment.

(Q)

“Sale Agreement” means a Sale Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which these Master Sale Terms form a part by reference.

(R)

“Secretary” means the United States Secretary of Education or any successor.

(S)

“Subsidized Consolidation Loan” means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

(T)

“Trust” means Wells Fargo Student Loan Trust 20__-_.

(U)

“Trust Certificate” means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(i) and 2.9(f) of the Administration Agreement.

(V)

“Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any student loan that is permissibly substituted for a Trust Student Loan by the Seller pursuant to Section 6 of the Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, and shall, for all purposes hereunder, also include any Add-On Consolidation Loan whose principal balance, plus accrued but unpaid interest, if any, is added to an existing Trust Student Loan during the Consolidation Loan Add-On Period, but shall not include any student loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto.

(W)

“Unsubsidized Consolidation Loan” means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3.

SALE/PURCHASE

(A)

Consummation of Sale and Purchase

The sale and purchase of Eligible Loans pursuant to the Sale Agreement to be dated as of the Closing Date shall be consummated upon: (i) the Purchaser’s receipt from the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller of the related Bill of Sale; (ii) the payment by the Purchaser to the Seller of the Initial Payment; and (iii) the issuance by the Trust of the Trust Certificate to the Seller.  Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale.  The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Sale Agreement with respect to each Loan.

(B)

Settlement of the Initial Payment

On the Closing Date, the Purchaser shall pay to the Seller the Initial Payment by wire transfer in immediately available funds to the account specified by the Seller.

(C)

Interest Subsidy and Special Allowance Payments and Rebate Fees

The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans up to but not including the related Payment Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Loans accruing up to but not including the related Payment Cutoff Date.  The Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Loans accruing from, and including, the related Payment Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Loans accruing from, and including, the Payment Cutoff Date.

(D)

Intent of the Parties

With respect to each sale of Loans pursuant to these Master Sale Terms and the related Sale Agreements, it is the intention of the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Purchaser, and the Seller hereby warrants that, except for U.S. federal, state and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller.  If such transfer and assignment is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), a first priority security interest in all of its right, title and interest in, to and under such Loans, all payments of principal or interest on such Loans due after the Cutoff Date, all other payments made in respect of such Loans after the Cutoff Date and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law.  If such transfer and assignment is deemed to be a pledge and not a sale, the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller consent to the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser, hypothecating and transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

SECTION 4.

CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

Any purchase or substitution of Loans pursuant to these Master Sale Terms is subject to the following conditions precedent being satisfied (and Wells Fargo Bank, N.A., by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

(A)

Activities Prior to a Sale or Substitution

Following the execution of a Sale Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the related Loans is present and correct.

(B)

Continued Servicing

The Seller shall service, or cause to be serviced, all Loans subject to a Sale Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

(C)

Bill of Sale/Loan Transmittal Summary Form

The Seller shall deliver to the Purchaser:

(i)

a Bill of Sale that (a) has been duly authorized and executed by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller, covering the applicable Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Purchaser and its assignees all right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) and interest of the Seller, including the insurance interest of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller, in each of the related Loans, and (c) states that the representations and warranties made by the Seller in Sections 5(A) and (B) of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

(ii)

the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

(D)

Endorsement

The Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller shall provide a blanket endorsement transferring the entire interest of the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) in the related Eligible Loans to the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser with the form of endorsement provided for in the related Sale Agreement.

At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as the Purchaser may request from time to time.

(E)

[Reserved]

(F)

Loan Transfer Statement

Upon the Purchaser’s request, the Seller shall deliver to the Purchaser one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller and dated the date of the related Bill of Sale. The Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller agree that the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller to the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the Loans listed on the related Bill of Sale.

(G)

Power of Attorney

Each of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller hereby grant to the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and to transfer or to cause to be transferred physical possession of any Note from Wells Fargo Bank, N.A. or the Servicer to the Purchaser, the Eligible Lender Trustee, the Indenture Trustee or any other custodian on their behalf.

SECTION 5.

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE INTERIM ELIGIBLE LENDER TRUSTEE

(A)

General

The Seller and the Interim Eligible Lender Trustee represent and warrant to the Purchaser that with respect to a portfolio of Loans, as of the date of the related Sale Agreement and Bill of Sale:

(i)

The Interim Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii)

The Seller and the Interim Eligible Lender Trustee are duly organized and existing under the laws of their respective governing jurisdictions;

(iii)

The Interim Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of these Master Sale Terms, each Sale Agreement and Bill of Sale; and

(iv)

The Interim Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased or substituted under any Sale Agreement executed pursuant to these Master Sale Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser.

(B)

Particular

The Seller and the Interim Eligible Lender Trustee represent and warrant to the Purchaser as to the Loans purchased by the Purchaser or substituted by the Seller under the related Sale Agreement and each Bill of Sale executed pursuant to these Master Sale Terms that, as of the date of the related Sale Agreement, or as of the date otherwise noted:

(i)

The Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;

(ii)

These Master Sale Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Interim Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Interim Eligible Lender Trustee and the Seller;

(iii)

The Loans constitute either “Payment Intangibles” or “ Instruments ” within the meaning of the applicable UCC;

(iv)

The Loans are Eligible Loans and the description of the Loans set forth in the Sale Agreement and the Loan Transmittal Summary Form is true and correct;

(v)

The Interim Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer, substitute and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by the Seller and or the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Seller and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Seller is a party or by which the Interim Eligible Lender Trustee or the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)

The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)

No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to the Purchaser and the Eligible Lender Trustee;

(viii)

As of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Sale Agreement, each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Sale Agreement, such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

(ix)

Any payments on the Loans received by the Seller or the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller that have been allocated to the reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date or, in the case of any substituted Loans, the related Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form is true and correct;

(x)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(xi)

All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(xii)

Each Loan has been duly made and serviced in accordance with the provisions of the related program under which such Loan was originated and all applicable federal and state laws;

(xiii)

No Loan is more than two hundred ten (210) days Delinquent as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Sale Agreement, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xiv)

The Seller hereby warrants that it is the Seller’s intention that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

(xv)

With respect to the first sale of Loans from the Seller (and with respect to legal title of such Loans, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title of such Loans, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), the Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Purchaser hereunder;

(xvi)

Except for Loans executed electronically, there is only one original executed copy of the Note evidencing each Loan.  For Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note.  The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser.  All financing statements filed or to be filed against the Interim Eligible Lender Trustee and the Seller in favor of the Purchaser in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee”;

(xvii)

Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans.  The Seller and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Interim Eligible Lender Trustee that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated. The Seller and the Interim Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Interim Eligible Lender Trustee; and

(xviii)

No Borrower of a Loan as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Sale Agreement, is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

(C)

The Eligible Lender Trustee represents and warrants to the Seller that as of the date of each Sale Agreement and each Bill of Sale:

(i)

The Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware.  It has all requisite organizational power and authority to execute, deliver and perform its obligations under these Master Sale Terms, that Sale Agreement and that Bill of Sale;

(ii)

The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Sale Terms and each Sale Agreement, and these Master Sale Terms and that Sale Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Sale Terms and that Sale Agreement on its behalf;

(iii)

Neither the execution nor the delivery by it of these Master Sale Terms and that Sale Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

(iv)

The Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Sale Terms, that Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.

REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

(A)

Each party to these Master Sale Terms shall give notice to the other parties and to the Servicer, the Administrator and Wells Fargo Bank, N.A., promptly, in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interests of the Noteholders in any Trust Student Loan.  In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, the Seller shall cure the breach, reimburse the Trust or repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of such a material breach which is curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.  The Seller shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan.  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), the Seller shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Seller or the Servicer, exceeds 1% of the Initial Pool Balance, the Seller (or the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Initial Pool Balance.  The Trust Student Loans to be purchased by the Seller or the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)), with Trust Student Loans with the earliest such date to be repurchased first.

In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), the Seller shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

(B)

In lieu of repurchasing Trust Student Loans pursuant to Section 6(A) above, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(1)

status (i.e., in-school, grace, deferment, forbearance or repayment);

(2)

program type (i.e. , Unsubsidized Consolidation Loan or Subsidized Consolidation Loan;

(3)

guarantee percentage;

(4)

school type;

(5)

total return;

(6)

principal balance; and

(7)

remaining term to maturity.

In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6(B), the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on interests of the Noteholders.  In connection with each substitution a Sale Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.

In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6(B), the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted.  The Seller shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

(C)

The sole remedy of the Purchaser, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders with respect to a breach by the Seller pursuant to Sections 5(A) and (B) hereof shall be to require the Seller to purchase such Trust Student Loans, to reimburse the Purchaser as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above.  Neither the Eligible Lender Trustee nor the Indenture Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any forfeiture of Interest Subsidy Payments or Special Allowance Payments pursuant to this Section 6.

SECTION 7.

OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

(A)

Any payment received by the Seller with respect to amounts accrued after the date of the related Bill of Sale for any Loan sold to the Purchaser, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts.  Within two (2) Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B)

Any written communication received at any time by the Seller with respect to any Loan subject to these Master Sale Terms or the related Sale Agreement shall be transmitted by the Seller to the Servicer within two (2) Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.

CONTINUING OBLIGATION OF THE SELLER

The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the related Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser’s interest in the Loans.

SECTION 9.

LIABILITY OF THE SELLER; INDEMNITIES

The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under these Master Sale Terms and each related Sale Agreement.

(i)

The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii)

The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and the officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller’s willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Sale Terms or by reason of reckless disregard of its obligations and duties under these Master Sale Terms.

(iii)

The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Sale Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:  (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants made in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Sale Terms or any Sale Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 10.

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
THE OBLIGATIONS OF THE SELLER

Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following:  (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, each Sale Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached; (iii) the surviving Person, if other than the Seller, shall have delivered to the Purchaser and the Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders or the holder of the Trust Certificate and (v) if the Seller is not the surviving entity, the Seller shall have delivered to the Purchaser and the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.

LIMITATION ON LIABILITY OF THE SELLER AND OTHERS

The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller’s obligations under Section 6 herein).  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, the Seller shall remit such amount to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.

LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND OWNER TRUSTEE

(A)

Notwithstanding anything contained herein to the contrary, these Master Sale Terms and any Sale Agreement have been or will be signed by [Eligible Lender Trustee/Interim Eligible Lender Trustee], not in its individual capacity but solely in its capacities as Eligible Lender Trustee for the Purchaser and as Interim Eligible Lender Trustee for the Seller, as the case may be, and in no event shall [Eligible Lender Trustee/Interim Eligible Lender Trustee] in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser or of the Seller, respectively, under these Master Sale Terms or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

(B)

Notwithstanding anything contained herein to the contrary, these Master Sale Terms and any Sale Agreement have been or will be, signed by [Owner Trustee], not in its individual capacity but solely in its capacity as Owner Trustee for the Purchaser, and in no event shall [Owner Trustee] in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Owner Trustee, the Purchaser or of the Seller, respectively, under these Master Sale Terms and any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

SECTION 13.

EXPENSES

Except as otherwise provided herein or in the Indenture, each party to these Master Sale Terms or any Sale Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms and any Sale Agreement and the transactions contemplated herein or therein.

SECTION 14.

SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Agreement executed pursuant to these Master Sale Terms shall survive the consummation of the acquisition of the Loans provided for in the related Sale Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and shall survive with respect to each Loan.  Each Sale Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof.  These Master Sale Terms and any Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

SECTION 15.

COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the related Sale Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.

FORM OF INSTRUMENTS

All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.

AMENDMENT

These Master Sale Terms, any Sale Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties hereto and thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interests of any such Noteholder; and provided further, that the contemplated amendment will not result in or cause a significant change in the permissible activities of the Trust.

In addition, these Master Sale Terms, any Sale Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to these Master Sale Terms, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Sale Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee’s own rights, duties or immunities under these Master Sale Terms or otherwise.

SECTION 18.

NONPETITION COVENANTS

Notwithstanding any prior termination of these Master Sale Terms, the Seller and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

Notwithstanding any prior termination of these Master Sale Terms, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 19.

ASSIGNMENT

As of the date hereof, the Seller and the Interim Eligible Lender Trustee each hereby assigns to the Purchaser its entire right, title and interest as purchaser and as the Interim Eligible Lender Trustee under (i) the Master Purchase Terms, and (ii) any Purchase Agreement thereunder and acknowledges that the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

SECTION 20.

GOVERNING LAW

These Master Sale Terms and any Sale Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflict of law principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 21.

MISCELLANEOUS

These Master Sale Terms and any Sale Agreement may be signed in any number of  counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused these Master Sale Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER Wells Fargo Student Loans Receivables I, LLC By: ___________________________ (Signature of Authorized Signatory for the Seller) Name: _________________________ Title: __________________________

PURCHASER

Wells Fargo Student Loan Trust 20__-_, by [Owner Trustee], not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

[Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loans Receivables I, LLC

By:  ___________________________

     (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

[Eligible Lender Trustee], not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Officer)

Name:  __________________________

Title:  ___________________________

Attachment A

SALE AGREEMENT

Dated as of __________, 20__

SALE AGREEMENT NUMBER 1

Pursuant to the Master Sale Terms (as defined below), each of Wells Fargo Student Loans Receivables I, LLC (the “Seller”) and [Interim Eligible Lender Trustee] as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Seller hereby offers for sale to Wells Fargo Student Loan Trust 20__-_ (the “Purchaser”) the entire right, title (and with respect to legal title, to [Eligible Lender Trustee] as Eligible Lender Trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser under the Eligible Lender Trust Agreement dated as of __________, 20__ between the Purchaser and the Eligible Lender Trustee) and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser accepts the Seller’s and the Interim Eligible Lender Trustee’s offer.  In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days Delinquent as of the Cutoff Date, which shall be __________, 20__.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller hereby sells to the Purchaser the entire right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number ____ (the “Master Sale Terms”) and any amendments thereto, each incorporated herein by reference, among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee.  The Initial Payment for the Loans shall equal $__________ (equal to $__________ (representing the sale price of the Notes less underwriters’ discounts and fees), less $__________ (representing the Reserve Account Initial Deposit), less $__________ (representing the Collection Account Initial Deposit), less $__________ (representing the Capitalized Interest Account Deposit), less $__________ (representing the Add-On Consolidation Loan Account Initial Deposit).

This document shall constitute a Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms.  All references in the Master Sale Terms to Loans or Eligible Loans, as applicable, shall be deemed to refer to the Loans governed by this Sale Agreement.  The Seller hereby makes all of the representations and warranties set forth in Sections 5(A) and (B) of the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

Each of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller authorizes the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser to use a copy of the related Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the Loans purchased pursuant hereto on the Closing Date.

The parties hereto intend that the transfer of Loans described in the related Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans from the Seller (and with respect to legal title, from the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser).  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Purchaser a first priority security interest in and to all Loans described in the related Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement Number __ to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER Wells Fargo Student Loans Receivables I, LLC By: ___________________________ (Signature of Authorized Signatory for the Seller) Name: _________________________ Title: __________________________

PURCHASER

Wells Fargo Student Loan Trust 20__-_, by [Owner Trustee], not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

[Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loans Receivables I, LLC

By:  ___________________________

     (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

Lender Code:  __________

Date of Sale: ____________________

[Eligible Lender Trustee], not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Officer)

Name:  __________________________

Title:  ___________________________

Lender Code:  __________

Date of Purchase:  _________________

SALE AGREEMENT NUMBER 1

BLANKET ENDORSEMENT DATED __________, 20__

[Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of Wells Fargo Student Loans Receivables I, LLC (the “Seller”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Bill of Sale dated the date hereof executed by the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller in favor of [Eligible Lender Trustee] as Eligible Lender Trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_ (the “Purchaser”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Sale Terms referred to in the Sale Agreement, dated as of __________, 20__, among the Seller, the Purchaser, the Interim Eligible Lender Trustee and the Eligible Lender Trustee which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS ____.  BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER’S PAYMENT TO THE SELLER OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER SALE TERMS) AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE RELATED BILL OF SALE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

[Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loans Receivables I, LLC

By:  ___________________________

     (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

Lender Code:  __________

Date of Sale: ____________________

PURCHASER

Wells Fargo Student Loan Trust 20__-_, by [Owner Trustee], not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

[Eligible Lender Trustee], not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Officer)

Name:  __________________________

Title:  ___________________________

Lender Code:  __________

Date of Purchase:  _________________

Attachment B

BILL OF SALE DATED __________, 20__

The undersigned Wells Fargo Student Loans Receivables I, LLC (the “Seller”) and [Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Seller under the Interim Eligible Lender Trust Agreement dated as of __________, 20__, between the Seller and the Interim Eligible Lender Trustee, for value received and pursuant to the terms and conditions of Sale Agreement Number __ (the “Sale Agreement”), dated as of __________, 20__, among the Seller, Wells Fargo Student Loan Trust 20__-_ (the “Purchaser”) and [Eligible Lender Trustee] as Eligible Lender Trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser, do hereby sell, assign and convey to the Purchaser and its assignees all right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser) and interest of the Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller), including the insurance interest of the Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser have accepted for purchase.  The portfolio of Loans accepted for purchase by the Purchaser and the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

The Seller hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Sale Agreement Master Securitization Terms Number ____ incorporated by reference in the  Sale Agreement.  The Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Seller authorize the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the related Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

■

Not in claims status, not previously rejected

■

Not in litigation

■

Last disbursement was on or before the Cutoff Date

■

Loan is not swap-pending

Guarantors:

__________________________

__________________________

__________________________

__________________________

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER Wells Fargo Student Loans Receivables I, LLC By: ___________________________ (Signature of Authorized Signatory for the Seller) Name: _________________________ Title: __________________________

PURCHASER

Wells Fargo Student Loan Trust 20__-_, by [Owner Trustee], not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Signatory for the Purchaser)

Name:  __________________________

Title:  ___________________________

[Interim Eligible Lender Trustee], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loans Receivables I, LLC

By:  ___________________________

     (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

Lender Code:  __________

Date of Sale: ____________________

[Eligible Lender Trustee], not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Wells Fargo Student Loan Trust 20__-_

By:  _____________________________

(Signature of Authorized Officer)

Name:  __________________________

Title:  ___________________________

Lender Code:  __________

Date of Purchase:  _________________

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Substituted Loans	Principal Balance as of the date of the related Payment Cutoff Date